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                                                                   EXHIBIT 10(h)



                   BROWN-FORMAN 2004 OMNIBUS COMPENSATION PLAN
                    EMPLOYEE NONQUALIFIED STOCK OPTION AWARD

   Capitalized terms used below have the definitions assigned to them in the
      Brown-Forman 2004 Omnibus Compensation Plan, effective July 22, 2004
                       (the "Plan"), or as defined herein.

                                     SUMMARY
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
Optionee:                          [NAME]
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Grant Date:                        [DATE]
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First Exercise Date                [DATE]
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Expiration Date                    [DATE]
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Option Shares                      [NUMBER]
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Class of Shares                    BROWN-FORMAN CORPORATION CLASS B COMMON
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Option Price per Share             [PRICE]
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

THIS AWARD, effective as of the Grant Date set out above, represents the grant of a nonqualified stock option by Brown-Forman Corporation, a Delaware corporation (the "Company") to the Optionee named above, who is an employee of the Company or one or more of its subsidiaries, pursuant to the Plan.

1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase, subject to the terms and conditions set out within this Award and to the terms of the Plan, the number of Option Shares shown above, of the Class of Shares shown above, at the Option Price per Share shown above. The Option Price is the Fair Market Value of a Share on the Grant Date.

2. TERM. The term of this Award is for a period of ten years from the first day of the fiscal year of grant. To exercise the option, the Optionee must remain continuously employed by the Company for at least three years, except as provided in Section 3 below. Assuming continuous employment, the Option will become exercisable on the First Exercise Date shown above, and it must be exercised before the close of business on the Expiration Date shown above. Options may be exercised in whole or in part, but not for fewer than 500 shares at any one time, unless fewer than 500 shares then remain subject to the Option and the Option is then being exercised as to all such remaining shares.

3. TERMINATION OF EMPLOYMENT. In the event the Optionee does not remain continuously employed by the Company during the term of the Option, the following rules will apply:

A) Retirement. Retirement means termination of employment on or after reaching age 55 with at least 5 full years of service, or on or after reaching age 65 with any service. If the Optionee terminates employment by reason of Retirement, the Option will continue in force until the earlier of (a) the Expiration Date; or (b) the end of seven years following the date of retirement. Retirement does not affect the First Exercise Date.

B) Death. If the Optionee dies, the Option will immediately become exercisable (if not already exercisable) but the Option must be exercised by the earlier of (a) the Expiration Date or (b) the end of five years following the date of death. Exercisable options may be exercised by the person(s) named as the Optionee's beneficiary (ies), or, if the Optionee has not named one or more beneficiaries, by whoever has acquired the Optionee's rights by will or by the laws of descent and distribution.


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C)   Termination for Cause. Options granted to an Optionee who is terminated for cause expire immediately at as of the date and time that the Optionee is notified of the termination and may not be exercised.

D) Voluntary Termination. Options granted to an Optionee who terminates employment voluntarily will continue in force until the earlier of (a) the Expiration Date or (b) the end of thirty days following the date of termination. Voluntary Termination does not affect the First Exercise Date.

E) Termination for any Other Reasons. If the Optionee's employment terminates for any reason other than those set out in items A through D immediately above, and in the absence of any action by the Plan Administrator, the option shall expire immediately as of the time and date of termination, and may not be exercised. However, the Plan Administrator, in its sole discretion, based on the facts and circumstances of such termination, may accelerate the First Exercise Date of all or any portion of the option, and/or may delay the expiration of all or any portion of the option to any date not later than the Expiration Date.

4. CHANGE IN CONTROL OR POTENTIAL CHANGE IN CONTROL. In the event of a Change in Control or Potential Change in Control of the Company, as defined in the Plan, the First Exercise Date and the Optionee's rights with respect to this Option shall be governed by the terms of Article 11 of the Plan.

5. RIGHTS AS A STOCKHOLDER. The Optionee has no rights as a stockholder (including, but not limited to, the right to receive dividends or dividend equivalents, or to vote on shareholder issues) with respect to Shares potentially available upon the exercise of unexercised options. Stockholder rights accrue only to holders of Shares issued and delivered pursuant to an Option exercise.

6. RESTRICTIONS ON TRANSFER. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, this Option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's duly appointed legal representative.

7. RECAPITALIZATION. If there is any change in the Company's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the Plan Administrator may adjust the number and class of Shares subject to this Option, as well as the Option Price, to prevent dilution or enlargement of rights.

8. HOW TO EXERCISE OPTION. This Option may be exercised by delivery of written notice in a prescribed form to the Company at its executive offices, addressed to the attention of the Compensation Department in Louisville, Kentucky. Such notice: (a) shall be signed by the Optionee or his legal representative; (b) shall specify the number of full Shares then elected to be purchased with respect to the Option; (c) shall covenant that all Shares acquired shall be sold or transferred in compliance with all applicable securities laws; and (d) shall be accompanied by payment in full of the Option Price of the Shares to be purchased.

The Option Price upon exercise of this Option shall be payable to the Company in full either: (a) in cash or its equivalent (such equivalence being at the sole discretion of the Plan Administrator); or (b) by tendering previously acquired shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Optionee for at least six months prior to their tender); or (c) by a combination of (a) and (b). Subject to approval by the Plan Administrator, in lieu of actually tendering previously acquired shares, the Optionee may furnish a written attestation in form and substance acceptable to the Plan Administrator attesting to the Optionee's ownership of the shares he would be tendering.

The Plan Administrator also may allow the Optionee to exercise pursuant to a "funded exercise" procedure, as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Plan Administrator, in its sole discretion, determines


                                  Page 2 of 4

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to be consistent with the Plan's purpose and applicable law.

As promptly as practicable after the receipt of notice and payment upon exercise, the Company shall cause to be delivered to the Optionee or his legal representative, as the case may be, one or more certificates for the Shares so purchased. The Share certificate(s) shall be issued in the Optionee's name (or, at the discretion of the Optionee, jointly in the name of the Optionee and the Optionee's spouse).

9. BENEFICIARY DESIGNATION. The Optionee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Award is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Optionee, shall be in a form prescribed by the Company, and will be effective only when delivered during the Optionee's lifetime to the Company at its executive offices, addressed to the attention of the Compensation Department in Louisville, Kentucky.

10. CONTINUATION OF EMPLOYMENT. This Award shall not confer upon the Optionee any right to continued employment by the Company, nor shall this Award interfere in any way with the Company's right to terminate the Optionee's employment at any time. A transfer of the Optionee's employment between the Company and any of its subsidiaries, or between any divisions or subsidiaries of the Company shall not be deemed a termination of employment.

11. MISCELLANEOUS.

     A) This Option Award and the Optionee's right under it are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules as the Plan Administrator may adopt. The Plan Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of this Option as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. The Plan Administrator in conjunction with the Company's compliance officer may designate periods during which options may not be exercised by employee Optionees.

          The Plan Administrator may administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Option Award, all of which shall be binding upon the Optionee.

     B) Subject to the provisions of the Plan, the Board of Directors may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Optionee's rights under this Award, without the written consent of the Optionee.

     C) The Company may deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise of the Optionee's rights under this Award.

          Subject to the approval of the Plan Administrator, the Optionee may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. Such elections shall be irrevocable, shall be in writing,


                                  Page 3 of 4
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          and shall be signed by the Optionee before the day that the transaction becomes taxable.

     D) The Optionee agrees to take all steps necessary to comply with all applicable Federal and state securities law in exercising his or her rights under this Award.

     E) This Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     F) The Company's obligations under the Plan and this Award, with respect to this Option, shall bind any successor to the Company, whether succession results from a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     G) To the extent not preempted by Federal law, this Award shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     H) At all times when IRC Section 162(m) applies, all Awards to Designated Executive Officers shall comply with its requirements, unless the Plan Administrator determines that compliance is not desired or necessary for any Award or Awards. To that end, the Plan Administrator may make such adjustments it deems appropriate for a specific Award or Awards, except that a performance-based Award cannot be replaced by a non-performance-based Award if performance goals are not achieved, nor can the characterization of an Executive Officer as a Designated Executive Officer, once made, change for a given Performance Period.

     I) This Award is subject to the terms of the Plan and Administrative Guidelines promulgated under it from time to time. In the event of a conflict between this document and the Plan, the Plan document as well as any determinations made by the Plan Administrator as authorized by the Plan document, shall govern.


     IN WITNESS WHEREOF, the parties have caused this Award to be executed as of the Grant Date.


Brown-Forman Corporation



By:_____________________
Bruce S. Cote
Vice President,
Director HR Employee Services




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                             FIRST AMENDMENT TO THE
                   BROWN-FORMAN 2004 OMNIBUS COMPENSATION PLAN
                    EMPLOYEE NONQUALIFIED STOCK OPTION AWARD

     WHEREAS, Brown-Forman Corporation (the "Company") maintains the Brown-Forman 2004 Omnibus Compensation Plan (the "Plan"); and

     WHEREAS, the Company has previously granted nonqualified stock options in such amount(s) and at such date(s) as shown in the attached Exhibit A to _____________ ______________ [INSERT NAME OF OPTIONEE] pursuant to the Brown-Forman 2004 Omnibus Compensation Plan Employee Nonqualified Stock Option Award(s) (collectively the "Awards"); and

     WHEREAS, pursuant to Section 12.2 of the Plan, the Plan Administrator may amend the Awards; and

     WHEREAS, the Plan Administrator desires to amend the Awards (i) to revise
Section 7 of the Awards regarding adjustments in connection with a recapitalization (or other similar event) to the Shares granted thereunder and
(ii) to revise Section 8 of the Awards to add a "net-exercise option" to the payment methods permitted thereunder upon exercise.

     NOW, THEREFORE, effective August 1, 2006, the Plan Administrator hereby amends the Awards as follows:

     1. Section 7 of the Awards is amended to read as follows:

          7. RECAPITALIZATION.If there is any change in the Company's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the Plan Administrator shall adjust the number and class of Shares subject to this Option, as well as the Option Price, to prevent dilution or enlargement of rights.

     2. The second paragraph of Section 8 of the Awards is amended to read as follows:

          The Option Price upon exercise of this Option shall be payable to the Company in full either: (a) in cash or its equivalent (such equivalence being at the sole discretion of the Plan Administrator);
          (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price;
          (c) by withholding from Optionee sufficient Shares, subject to this Award, having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (d) by any combination of (a), (b) or (c). Subject to approval by the Plan Administrator, in lieu of actually tendering previously acquired Shares, the Optionee may furnish a written attestation in form and substance acceptable to the Plan Administrator attesting to the Optionee's ownership of the Shares he would be tendering.

         IN WITNESS WHEREOF, the Plan Administrator has caused this First Amendment to the Brown-Forman 2004 Omnibus Compensation Plan Employee Nonqualified Stock Option Awards to be executed by its duly authorized representative on this 27th day of July, 2006, effective August 1, 2006.